Fair Value Measurements	9 Months Ended
Sep. 30, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

18. Fair Value Measurements

Under ASC 820, Fair Value Measurements and Disclosures, disclosures are required about how fair value is determined for assets and liabilities, and a hierarchy for which these assets and liabilities must be grouped is established, based on significant levels of inputs, as follows:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Spirit utilizes several valuation techniques in order to assess the fair value of the Company's financial assets and liabilities. The Company's fuel derivative contracts, which primarily consist of costless collar contracts, are valued using energy and commodity market data, which is derived by combining raw inputs with quantitative models and processes to generate forward curves and volatilities.

The Company utilizes the market approach to measure fair value for its financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

Assets and liabilities measured at fair value on a recurring basis are summarized below (in millions):

	Fair Value Measurements as of December 31, 2010
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$82.7	$82.7	$—	$—
Aircraft fuel derivatives	3.5	—	—	3.5

Total assets	$86.2	$82.7	$—	$3.5

Total Liabilities	$—	$—	$—	$—

	Fair Value Measurements as of September 30, 2011(unaudited)
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$351.0	$351.0	$—	$—

Total assets	$351.0	$351.0	$—	$—

Aircraft fuel derivatives	$0.9	$—	$—	$0.9

Total liabilities	$0.9	$—	$—	$0.9

Cash and cash equivalents at December 31, 2010 and September 30, 2011 are comprised of liquid money market funds and cash. The Company maintains cash with various high-quality financial institutions.

The Company did not elect hedge accounting on any of the derivative instruments, and as a result, changes in the fair values of these fuel hedge contracts are recorded each period in fuel expense. Fair values of the instruments are determined using standard option valuation models. The Company also considers counterparty risk and its own credit risk in its determination of all estimated fair values. The Company has consistently applied these valuation techniques in all periods presented and believes it has obtained the most accurate information available for the types of derivative contracts its holds. Due to the fact that certain of the inputs utilized to determine the fair value of option contracts are unobservable (principally implied volatility), the Company has categorized these option contracts as Level 3. The following table presents the Company's activity for assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) (in millions):

Fuel Derivatives
Balance at January 1, 2009	$—
Total gains (losses) (realized or unrealized) included in earnings, net	0.7
Purchase and settlements, net	0.7

Balance at December 31, 2009	1.4
Total gains (losses) (realized or unrealized) included in earnings, net	3.5
Purchase and settlements, net	(1.4)

Balance at December 31, 2010	3.5
Total gains (losses) (realized or unrealized) included in earnings, net (unaudited)	3.1
Purchase and settlements, net (unaudited)	(7.5)

Balance at September 30, 2011 (unaudited)	$(0.9)

Total gains and losses during the year ended 2010 included in earnings attributable to the change in unrealized gains or losses related to assets still held at December 31, 2010, is $2.1 million. Total gains and losses during the nine months ended September 30, 2011 included in earnings attributable to the change in unrealized gains or losses related to assets still held at September 30, 2011 is $4.4 million (unaudited).

The carrying amounts and estimated fair values of the Company's debt, related party notes payable and mandatorily redeemable preferred stock at December 31, 2010, were as follows (in millions):

	Carrying Value	Estimated Fair Value
Fixed-rate debt	$355.9	$403.8
Variable-rate debt	4.6	5.0

Total debt	$360.5	$408.8

The Company's debt is not publicly traded. Management determined the enterprise value of the Company using a discounted cash flow analysis and market multiples. The fair values of certain debt instruments were estimated under a contingent claims analysis, in which a Black-Scholes option pricing model was applied. As a corroborative measure, the implied internal rates of return resulting from the application of the Black-Scholes model were compared to the current yields of certain term and other high-yield debt instruments of selected market participants operating in the airline industry.

In connection with the closing of the IPO, the Company consummated the transaction contemplated by the Recapitalization Agreement on June 1, 2011, which resulted in the repayment or exchange for common stock of all of the Company's notes and preferred stock (see Note 20).